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                        Agreement Regarding Master Lease
                        --------------------------------

         Silver Circle Management Corp. ("Silver Circle"), as tenant, and API Red Lion Shopping Center Associates (the "Partnership"), as Landlord, entered into a Master Lease Agreement dated the date hereof.

         The purpose of using the Master Lease format (rather than a guaranty) is to facilitate the passing through, for the benefit of the Partnership, of certain obligations of space tenants by means of a sublease or assignment of the Master Lease.

         Accordingly, this will confirm that in connection with any portion of the Premises covered by the Master Lease which is vacant, Silver Circle will have no obligations under non-financial operation-related provisions, including without limitation Section 9 (conduct), 13 (utilities), 14 and 15 (repairs), 20 (indemnities), 22 (casualty), 26 (mortgages), or 45 (tenant obligations).

         IN WITNESS WHEREOF, the parties hereto have executed this agreement this 31st day of May 2002.




                                         SILVER CIRCLE MANAGEMENT CORP.


                                         By:  /s/ Leo S. Ullman
                                              ----------------------------------
                                              Leo S. Ullman

                                         API RED LION SHOPPING CENTER ASSOCIATES
                                         By: Cedar-RL, general partner


                                         By:  /s/ Leo S. Ullman
                                              ----------------------------------
                                              Leo S. Ullman